                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2009

                          OTTAWA SAVINGS BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0-51367               20-3074627
         -------------               -----------           -----------------
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                      925 LaSalle Street, Ottawa, IL 61350
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 433-2525
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On December 9, 2009, the Board of Directors of Ottawa Savings Bancorp, Inc. (the "Company") announced its determination that, in accordance with the amended and restated employment agreements by and between the Company and Ottawa Savings Bank (the "Bank") and Gary Ocepek, President and Chief Executive Officer of the Company and the Bank; Jon L. Kranov, Senior Vice President and Chief Financial Officer of the Company and the Bank; and Philip P. Deverman, Vice President and Chief Lending Officer of the Company and the Bank (the "Agreements"), the Agreements will not renew for a three-year period, but will instead expire August 1, 2011. The remaining provisions of the Agreements shall remain the same through August 1, 2011. The Board's determination was based on its desire for more flexibility in executive compensation matters. As required under the Agreements, the Board will continue to review the Agreements annually to determine whether to extend their terms.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OTTAWA SAVINGS BANCORP, INC.
                                        (Registrant)



Date:  December 10, 2009                By: /s/ Jon Kranov
                                            -----------------------------------
                                            Jon Kranov
                                            Chief Financial Officer